                                   EXHIBIT 4

                             MONTHLY LEASE RENTALS

                         LEASE
        MONTH           RENTALS
---------------------  ----------
                         (US$)
April 2000...........  26,036,541
May 2000.............  17,939,742
June 2000............  21,949,258
July 2000............  17,287,964
August 2000..........  17,960,075
September 2000.......  22,161,149
October 2000.........  18,420,264
November 2000........  17,977,370
December 2000........  21,369,837
January 2001.........  17,489,675
February 2001........  18,215,553
March 2001...........  21,387,935
April 2001...........  17,934,723
May 2001.............  17,941,258
June 2001............  21,415,931
July 2001............  17,926,240
August 2001..........  18,327,051
September 2001.......  21,435,273
October 2001.........  18,731,918
November 2001........  18,189,872
December 2001........  21,355,485
January 2002.........  17,862,370
February 2002........  18,239,021
March 2002...........  21,353,588
April 2002...........  18,636,652
May 2002.............  18,309,257
June 2002............  20,349,918
July 2002............  18,478,518
August 2002..........  18,825,381
September 2002.......  20,379,981
October 2002.........  19,712,874
November 2002........  18,691,978
December 2002........  20,228,735
January 2003.........  18,355,911
February 2003........  18,600,195
March 2003...........  19,765,954
April 2003...........  19,625,223
May 2003.............  18,280,642
June 2003............  19,971,418
July 2003............  18,940,307
August 2003..........  18,411,043
September 2003.......  19,854,709
October 2003.........  20,160,401
November 2003........  18,650,458
December 2003........  19,184,458
January 2004.........  19,172,850
February 2004........  18,626,599
March 2004...........  19,156,440
April 2004...........  20,321,339
May 2004.............  18,661,407

                         LEASE
        MONTH           RENTALS
---------------------  ----------
                         (US$)
June 2004............  19,195,407
July 2004............  19,170,005
August 2004..........  18,627,753
September 2004.......  19,161,753
October 2004.........  20,294,904
November 2004........  18,448,856
December 2004........  19,048,466
January 2005.........  19,048,466
February 2005........  18,514,466
March 2005...........  19,012,875
April 2005...........  19,463,198
May 2005.............  18,640,461
June 2005............  18,784,635
July 2005............  18,784,635
August 2005..........  18,755,938
September 2005.......  18,742,274
October 2005.........  19,583,264
November 2005........  18,594,305
December 2005........  18,580,643
January 2006.........  18,580,643
February 2006........  18,580,643
March 2006...........  18,538,291
April 2006...........  19,294,486
May 2006.............  18,428,132
June 2006............  18,369,871
July 2006............  18,348,231
August 2006..........  18,296,613
September 2006.......  18,285,300
October 2006.........  19,066,906
November 2006........  18,243,886
December 2006........  18,215,293
January 2007.........  18,178,575
February 2007........  18,178,575
March 2007...........  18,178,575
April 2007...........  18,926,989
May 2007.............  18,161,607
June 2007............  18,099,357
July 2007............  18,099,357
August 2007..........  17,790,133
September 2007.......  17,790,133
October 2007.........  17,688,893
November 2007........  17,688,893
December 2007........  17,666,368
January 2008.........  17,666,368
February 2008........  17,619,623
March 2008...........  17,583,916
April 2008...........  17,436,309
May 2008.............  17,348,187
June 2008............  17,315,959
July 2008............  17,299,142

                         LEASE
        MONTH           RENTALS
---------------------  ----------
                         (US$)
August 2008..........  17,299,142
September 2008.......  17,299,142
October 2008.........  17,222,025
November 2008........  17,126,295
December 2008........  17,126,295
January 2009.........  17,116,425
February 2009........  17,106,597
March 2009...........  17,096,789
April 2009...........  17,096,789
May 2009.............  17,033,387
June 2009............  17,033,387
July 2009............  16,976,720
August 2009..........  16,956,136
September 2009.......  16,956,136
October 2009.........  16,956,136
November 2009........  16,885,018
December 2009........  16,848,705
January 2010.........  16,848,705
February 2010........  16,848,705
March 2010...........  16,817,636
April 2010...........  16,655,418
May 2010.............  16,655,418
June 2010............  16,599,966
July 2010............  22,735,280
August 2010..........  16,349,793
September 2010.......  16,312,016
October 2010.........  16,312,016
November 2010........  16,118,676
December 2010........  25,263,219
January 2011.........  15,956,326
February 2011........  15,956,326
March 2011...........  15,866,326
April 2011...........  15,750,813
May 2011.............  15,646,499
June 2011............  15,513,177
July 2011............  15,472,002
August 2011..........  15,447,236
September 2011.......  15,426,873
October 2011.........  15,426,873
November 2011........  15,355,877
December 2011........  15,297,073
January 2012.........  15,236,365
February 2012........  15,236,365
March 2012...........  15,236,365
April 2012...........  20,699,885
May 2012.............  15,034,918
June 2012............  18,361,524
July 2012............  14,760,996
August 2012..........  14,758,669
September 2012.......  19,935,657

                                      E-4-1

                         LEASE
        MONTH           RENTALS
---------------------  ----------
                         (US$)
October 2012.........  17,701,974
November 2012........  14,064,103
December 2012........  14,023,558
January 2013.........  14,023,558
February 2013........  13,938,781
March 2013...........  13,879,002
April 2013...........  17,038,544
May 2013.............  21,956,262
June 2013............  13,146,184
July 2013............  13,097,836
August 2013..........  13,097,836
September 2013.......  13,097,836
October 2013.........  16,620,383
November 2013........  16,096,442
December 2013........  12,661,644
January 2014.........  21,309,728
February 2014........  17,457,881
March 2014...........  12,024,386
April 2014...........  18,174,109
May 2014.............  11,660,075
June 2014............  11,660,075
July 2014............  11,544,788
August 2014..........  11,494,797
September 2014.......  11,494,797
October 2014.........  11,494,797
November 2014........  11,355,948
December 2014........  11,289,375
January 2015.........  11,289,375
February 2015........  11,289,375
March 2015...........  11,213,920
April 2015...........  18,166,508
May 2015.............  17,051,044
June 2015............  10,379,196
July 2015............  10,379,196
August 2015..........  10,379,196
September 2015.......  10,379,196
October 2015.........  18,421,702
November 2015........  10,028,660
December 2015........   9,976,745
January 2016.........   9,976,745
February 2016........   9,976,745
March 2016...........   9,976,745
April 2016...........   9,859,900
May 2016.............   9,769,808
June 2016............  27,091,035
July 2016............   8,728,575
August 2016..........   8,655,876
September 2016.......   8,612,887
October 2016.........  23,490,463

                         LEASE
        MONTH           RENTALS
---------------------  ----------
                         (US$)
November 2016........   7,764,870
December 2016........   7,648,880
January 2017.........  11,229,118
February 2017........   7,459,245
March 2017...........  23,955,791
April 2017...........  19,750,934
May 2017.............   6,336,977
June 2017............   9,935,795
July 2017............   6,140,053
August 2017..........   6,135,186
September 2017.......   6,135,186
October 2017.........   5,977,914
November 2017........   5,977,914
December 2017........   5,892,320
January 2018.........   5,892,320
February 2018........  11,624,398
March 2018...........   9,853,637
April 2018...........  18,314,343
May 2018.............   7,237,712
June 2018............  12,161,057
July 2018............   4,005,734
August 2018..........  11,383,758
September 2018.......   3,699,201
October 2018.........   3,699,201
November 2018........   7,763,854
December 2018........   6,892,544
January 2019.........   3,282,827
February 2019........   3,241,548
March 2019...........   8,695,766
April 2019...........   2,934,047
May 2019.............  17,918,100
June 2019............   2,400,637
July 2019............   2,400,637
August 2019..........   2,400,637
September 2019.......   5,169,376
October 2019.........  11,007,345
November 2019........   5,574,365
December 2019........   5,206,064
January 2020.........   1,632,100
February 2020........   1,632,100
March 2020...........   1,632,100
April 2020...........  13,561,661
May 2020.............   1,246,451
June 2020............   4,719,329
July 2020............   1,783,087
August 2020..........   1,048,152
September 2020.......   1,048,152
October 2020.........   1,048,152

                         LEASE
        MONTH           RENTALS
---------------------  ----------
                         (US$)
November 2020........   1,048,152
December 2020........   5,937,046
January 2021.........   2,501,666
February 2021........   2,484,770
March 2021...........   2,429,037
April 2021...........     506,143
May 2021.............     506,143
June 2021............   5,481,496
July 2021............     309,573
August 2021..........   6,197,419
September 2021.......          --
October 2021.........          --
November 2021........          --
December 2021........          --
January 2022.........          --
February 2022........          --
March 2022...........          --
April 2022...........          --
May 2022.............          --
June 2022............          --
July 2022............          --
August 2022..........          --
September 2022.......          --
October 2022.........          --
November 2022........          --
December 2022........          --
January 2023.........          --
February 2023........          --
March 2023...........          --
April 2023...........          --
May 2023.............          --
June 2023............          --
July 2023............          --
August 2023..........          --
September 2023.......          --
October 2023.........          --
November 2023........          --
December 2023........          --
January 2024.........          --
February 2024........          --
March 2024...........          --
April 2024...........          --
May 2024.............          --
June 2024............          --
July 2024............          --
August 2024..........          --
September 2024.......          --
October 2024.........          --

                                      E-4-2